UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2026 (March 5, 2026)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 East Main Street, Louisville, Kentucky 40202
(Address of principal executive offices, and zip code)
502-580-1000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.     Entry into a Material Definitive Agreement.
Underwriting Agreement
On March 5, 2026, Humana Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters (together, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $1.0 billion aggregate principal amount of its 6.625% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056 (the “Subordinated Notes”), in accordance with the terms and conditions set forth in the Underwriting Agreement. The Subordinated Notes were sold at a public offering price of 100.000% of the aggregate principal amount thereof.
The sale of the Subordinated Notes has been registered with the Securities and Exchange Commission (the “Commission”) in a registration statement on Form S-3, File No. 333-277734 (the “Registration Statement”), originally filed with the Commission on March 7, 2024, as amended by Post-Effective Amendment No. 1, filed with the Commission on March 5, 2026. The terms of the Subordinated Notes are described in the Company’s Prospectus dated March 7, 2024, as supplemented by a final Prospectus Supplement dated March 5, 2026 as filed with the Commission on March 6, 2026, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.
The Underwriters and their affiliates have performed commercial banking, investment banking, corporate trust and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters and their affiliates may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business. In addition, certain affiliates of the Underwriters are lenders under the Company’s revolving credit facility and the Underwriters or their affiliates may hold the Company’s existing senior notes for their own accounts.
The Company estimates that the net proceeds from the sale of the Subordinated Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, will be approximately $986 million. The Company intends to use the net proceeds from the Subordinated Notes offering for general corporate purposes, which may include the repayment of existing indebtedness, including borrowings under its commercial paper program.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
Indenture and First Supplemental Indenture
On March 9, 2026, the Company completed a public offering of the Subordinated Notes. The Subordinated Notes were issued under an amended and restated indenture dated as of March 5, 2026, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) (the “Original Indenture”), as supplemented by a first supplemental indenture, dated as of March 9, 2026, by and between the Company and the Trustee relating to the Subordinated Notes (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”).
Pursuant to the terms of the Indenture, the Subordinated Notes are unsecured subordinated obligations of the Company and will be subordinate and junior in right of payment, to the extent and in the manner set forth in the Indenture, to all Senior Indebtedness (as defined in the First Supplemental Indenture) of the Company. The

Subordinated Notes will be effectively junior to any of the Company’s future secured indebtedness to the extent of the assets securing that indebtedness, and will be structurally subordinated to any indebtedness and other liabilities of the Company’s subsidiaries. The Subordinated Notes bear interest at an annual rate of 6.625% to, but excluding September 15, 2031, following which such rate will reset in successive five-year periods until maturity at a rate equal to Five-year U.S. Treasury Rate as of the Reset Interest Determination Date (each as defined in the First Supplemental Indenture) plus 2.891%; provided, that any such interest rate will not reset below 6.625%. Interest on the Subordinated Notes is payable by the Company on March 15 and September 15 of each year, beginning on September 15, 2026; provided that, so long as no event of default with respect to the Subordinated Notes has occurred and is continuing, the Company may, at its option and on one or more occasions, defer payment of all or part of the current and accrued interest otherwise due on the junior subordinated notes for a period of up to 10 consecutive years. The Subordinated Notes mature on September 15, 2056.
A copy of the Original Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the First Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The form of Subordinated Notes is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Original Indenture, the First Supplemental Indenture and the Subordinated Notes are qualified in their entirety by reference to such exhibits. In addition, the legal opinion of Fried, Frank, Harris, Shriver & Jacobson LLP related to the Subordinated Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Trustee has also been appointed registrar and paying agent with regard to the Subordinated Notes. An affiliate of the Trustee is also a lender under the Company’s revolving credit facility.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information required by Item 2.03 contained under the heading “Indenture and First Supplemental Indenture” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item. 8.01.     Other Events.
The Company issued press releases announcing the pricing and closing of the offering of the Subordinated Notes, which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
1.1
Underwriting Agreement, dated March 5, 2026, among the Company and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters.

4.1
Amended and Restated Indenture, dated as of March 5, 2026, by and between the Company and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.24 to the Company’s Post-Effective Amendment No. 1 to the Registration Statement on Form S-3ASR, File No. 333-277734, filed on March 5, 2026).

4.2	First Supplemental Indenture, dated March 9, 2026, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Form of 6.625% Subordinated Notes due 2056.
5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.
23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).
99.1	Press Release, dated March 5, 2026, issued by the Company.
99.2	Press Release, dated March 9, 2026, issued by the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ John-Paul W. Felter
John-Paul W. Felter
Senior Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)
Dated: March 9, 2026